ASSIGNMENT OF
                 AGREEMENT FOR SALE OF ELECTRIC POWER AND ENERGY

               This agreement for assignment is made as of the 30th day of June, 2003, between Alaska Electric Generation and Transmission Cooperative, Inc. ("Assignor") and Alaska Electric and Energy Cooperative, Inc. ("Assignee").

               WHEREAS, on September 27, 1985, Assignor entered into a contract with Chugach Electric Association, Inc. ("Chugach") and Homer Electric Association, Inc. ("HEA") titled Agreement for Sale of Electric Power and Energy (the "Contract"), wherein Chugach agreed to sell, and Assignor agreed to purchase, under the terms set forth in the Contract (a copy of which is attached to this agreement), electric power and energy for delivery to HEA;

               WHEREAS, Assignor has used the electric power and energy purchased from Chugach under the Contract, as well as power from other sources, to provide the wholesale power needs of HEA pursuant to the terms of a wholesale power agreement between Assignor and HEA;

               WHEREAS, HEA and Assignor have rescinded the wholesale power agreement under which Assignor provided the wholesale power and energy needs of HEA, and HEA has entered into a new agreement with Assignee wherein Assignee will provide the wholesale power and energy needs of HEA; and

               WHEREAS, the Contract is by its terms assignable, and Assignee desires to acquire the fights and is willing to assume the obligations of Assignor under the Contract;

               NOW, THEREFORE, the parties agree as follows:

          1. Assignor assigns to Assignee all Assignor's rights, interest and duties in the Agreement for Sale of Electric Power and Energy (the "Contract") with Chugach Electric Association, Inc., and Homer Electric Association, Inc., executed by Assignor on September 27, 1985.

         2. Assignee assumes and covenants to perform all the obligations of Assignor under the Contract, and guarantees to hold Assignor harmless from any claim or demand made under the Contract.

               IN WITNESS WHEREOF, the parties have executed this agreement as of the date set forth above.

ASSIGNMENT-AGREEMENT SALE OF ELECTRIC POWER
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                                 ALASKA ELECTRIC GENERATION AND
                                 TRANSMISSION COOPERATIVE, INC.

                                 By: /s/ N. L. Story
                                     ----------------
                                     N. L. Story, Class A Manager

                                 ALASKA ELECTRIC AND ENERGY
                                 COOPERATIVE, INC.

                                 By: /s/ Hugh Chumley
                                     ----------------
                                     Hugh Chumley, President

ASSIGNMENT-AGREEMENT SALE OF ELECTRIC POWER
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